UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2005

IDX SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Vermont	0-26816	03-0222230
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

40 IDX Drive, South Burlington, VT	05403
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 802-862-1022

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 5, 2005, the Compensation Committee of the Board of Directors of IDX Systems Corporation (the “Company”) approved, and on September 23, 2005, the Company paid, a bonus of $50,000 to Walt N. Marti, Vice President and General Manager, Imagecast, as a result of the Company’s revised assessment of the bonus attributable to the Company’s Imagecast Operating Unit’s performance for fiscal years 2003 and 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDX SYSTEMS CORPORATION

Date: September 29, 2005	By:	/s/ John A. Kane
John A. Kane Senior Vice President, Finance and Administration, Chief Financial Officer and Treasurer